Rule 497(e)
                                                File Nos. 33-90519 and 811-4007


                                   SUPPLEMENT
             Dated July 16, 2001 to Prospectus dated February 28, 2001
                 As Supplemented April 4, 2001 and June 15, 2001
                SMITH BARNEYSM DIVERSIFIED LARGE CAP GROWTH FUND

The sixth paragraph of the section of the prospectus entitled "Management - Manager" is revised to read as follows:

Brian O'Toole and Brian Routledge have led the team responsible for the management of the fund since July 2001.

Brian O'Toole is Director of the Large Cap Growth portfolio management team of the manager. He joined Citigroup Asset Management in 1998. Subsequently, Mr. O'Toole assumed responsibility for the Small and Mid Capitalization investment management teams. He is a member of Citigroup's U.S. Investment Policy Committee and Chairman of the U.S. Equity Strategy Committee. Prior to joining Citigroup, Mr. O'Toole served as Vice President and Senior Portfolio Manager with the Investment Counseling unit of the Northern Trust Company. In addition to his portfolio management responsibilities, he served as Chairman of the Equity Selection Committee. Mr. O'Toole holds a B.A from St. Mary's College. He has 15 years of investment management experience.

Brian Routledge joined Citigroup Asset Management in 1999 as a senior equity analyst. He became part of the Large Cap Growth portfolio management team of the manager in July 2000. Mr. Routledge joined Citigroup from Credit Suisse First Boston (CSFB) where he was a Vice President and Senior Equity Analyst for two years. Prior to joining CSFB, Mr. Routledge was at Prudential Securities Inc. for over eight years, and for the last four years he was a Vice President and Senior Equity Analyst. Mr. Routledge graduated with high honors from St. John's University with a Bachelors Degree of Science, majoring in Finance. He became a Chartered Financial Analyst in 1992. Mr. Routledge has 12 years of investment management experience.